Allmerica Variable Annuity

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ALLMERICA FINANCIAL®

ANNUAL REPORT

DECEMBER 31, 2004

General Information

Officers of Allmerica Financial Life Insurance and Annuity Company (AFLIAC)

Michael A. Reardon, President and CEO

Edward J. Parry III, Chief Financial Officer

J. Kendall Huber, Senior Vice President and General Counsel

John P. Kavanaugh, Vice President and Chief Investment Officer

Mark C. McGivney, Vice President and Treasurer

Charles F. Cronin, Vice President and Secretary

Investment Advisers

Allmerica Financial Investment Management Services, Inc.

440 Lincoln Street, Worcester, MA 01653

Investment Sub-Advisers

Opus Investment Management, Inc.

440 Lincoln Street, Worcester, MA 01653

Money Market Fund

Select Investment Grade Income Fund

Goldman Sachs Asset Management, L.P.

32 Old Slip, New York, NY 10005

Core Equity Fund (Co-Sub-Adviser)

UBS Global Asset Management (Americas) Inc.

One North Wacker Drive, Chicago, IL 60606

Core Equity Fund (Co-Sub-Adviser)

One or more funds may not be available under the variable product which you have chosen. Inclusion in this report of a fund which is not available under your contract/policy is not to be considered a solicitation. To identify the funds available through your variable product, please refer to the Product Performance Summary herein.

Important Performance Information Regarding Your

Allmerica Variable Annuity (AFLIAC)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month end performance information may be obtained by calling: 800-533-7881.

All returns shown represent the percentage change in unit value for the period indicated, after deduction of the mortality and expense risk charge, administrative charge and cost of insurance (M&E 1.15%, Administration: 0.10%) and, for adjusted returns, a portion of the $18 contract fee for Elective Payment Policies only, (may be lower in some jurisdictions), and the maximum contingent deferred per payment sales charge (CDSC), which declines from 7% to 0% over 9 years for Elective Payment Policies as follows: year 1-7%, year 2-7%, year 3-7%, year 4-6%, year 5-5%, year 6-4%, year 7-3%, year 8-2%, year 9-1%, year 10-0%, and declines from 5% to 0% over 7 years for Single Payment Policies as follows: year 1-5%, year 2-5%, year 3-5%, year 4-4%, year 5-3%, year 6-2%, year 7-1%, year 8-0%.

Although the CDSC is reflected in these figures, it is applied only if a surrender is made while assets are in the surrender charge period. Performance figures do not reflect the cost of optional riders. If the cost for the optional rider was reflected, performance figures would be lower. All performance figures are annualized unless otherwise noted. Inception date represents the inclusion of the underlying fund as an investment option within the portfolio of the variable annuity.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation, NCUA, or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the portfolio. The yield quotation more closely reflects the current earnings of the portfolio than the current return quotation. Yields will fluctuate.

Variable annuities are long term vehicles designed for retirement purposes. Withdrawals or surrenders may be subject to surrender charges. Amounts withdrawn may be subject to ordinary income tax, and if taken prior to 59½, a 10% IRS penalty may also apply. Withdrawals have the effect of reducing the death benefit, any living benefits and cash surrender value. Variable annuities are sold by prospectus. Please refer to the appropriate prospectus for more complete information, including fees, limitations, age restrictions and risk factors that may apply. You should read the prospectus carefully before purchasing a contract.

RISK DISCLOSURE

Investments in variable products involve risk. International and emerging markets investing may involve political or currency risks that do not apply to domestic investments. Investments in high yield bonds involve greater credit risks than investments in higher rated securities. Investments in small companies present greater risk of loss than investments in larger, well-established companies. Some portfolios offer more risk than others. Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

TO OBTAIN A PROSPECTUS

To obtain a prospectus, download one from www.allmerica.com or contact Allmerica Financial at (800) 533-7881. We advise you to carefully consider the product’s objectives, risks, charges, and expenses, which are contained in the prospectus, before investing. Please read the prospectus carefully before you invest.

Variable annuity products are issued by Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company, and are distributed through VeraVest Investments, Inc., member NASD/SIPC, located at 440 Lincoln Street, Worcester, MA 01653. (508) 855-1000.

04-0032(04/04)

Product Performance Summary

Allmerica Variable Annuity (AFLIAC)

Average Annual Total Returns as of 12/31/04

The average annual total returns for the Allmerica Variable Annuity sub-accounts of AFLIAC are summarized below. For returns that do not reflect the deduction of product and separate account charges, please refer to the following individual portfolio reviews.

	Without Surrender Charge and Contract Fee				With Surrender Charge and Contract Fee*
Sub-Accounts	1 Year	5 Years	10 Years	Sub-Accounts	1 Year	5 Years	10 Years

Core Equity Fund - Single/Elective Payment				Core Equity Fund - Elective Payment
Tax Qualified Account	9.41%	-4.95%	8.76%	Tax Qualified Account	0.57%	-8.98%	7.44%
Non Tax Qualified Account	9.46%	-4.94%	8.77%	Non Tax Qualified Account	1.57%	-6.38%	8.53%

Select Investment Grade Income Fund - Single/Elective Payment				Select Investment Grade Income Fund - Elective Payment
Tax Qualified Account	2.68%	5.37%	5.71%	Tax Qualified Account	-4.74%	4.00%	5.32%
Non Tax Qualified Account	2.68%	5.37%	5.71%	Non Tax Qualified Account	-4.56%	4.31%	5.63%

Money Market Fund - Single/Elective Payment				Money Market Fund - Elective Payment
Tax Qualified Account	-0.35%	1.50%	2.82%	Tax Qualified Account	-7.40%	0.45%	2.71%
Non Tax Qualified Account	-0.35%	1.50%	2.82%	Non Tax Qualified Account	-7.34%	0.50%	2.78%

				Core Equity Fund - Single Payment
				Tax Qualified Account	3.94%	-5.47%	8.76%
				Non Tax Qualified Account	3.99%	-5.46%	8.77%

				Select Investment Grade Income Fund - Single Payment
				Tax Qualified Account	-2.46%	4.79%	5.71%
				Non Tax Qualified Account	-2.46%	4.79%	5.71%

				Money Market Fund - Single Payment
				Tax Qualified Account	-5.33%	0.95%	2.82%
				Non Tax Qualified Account	-5.33%	0.95%	2.82%

*These returns are net of all product charges.

Returns in this report are historical and are not indicative of future results. The return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

If you would like to request additional copies of this report, please call 1-800-533-7881

Allmerica Variable Annuity

This product is issued by Allmerica Financial Life Insurance and Annuity Company

and offered by VeraVest Investments, Inc., member NASD/SIPC.

THE ALLMERICA FINANCIAL COMPANIES

The Hanover Insurance Company • Citizens Insurance Company of America • Citizens Management Inc. Allmerica Financial Alliance Insurance Company • Allmerica Financial Benefit Insurance Company • AMGRO, Inc.

Financial Profiles, Inc. • VeraVest Investments, Inc. • VeraVest Investment Advisors, Inc. • Opus Investment Management, Inc. First Allmerica Financial Life Insurance Company • Allmerica Financial Life Insurance and Annuity Company (all states except NY)

440 Lincoln Street, Worcester, Massachusetts 01653

www.allmerica.com

AR-VA (12/04)